Events subsequent to the statement of financial position date	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Disclosure of events after reporting period [text block]
27	Events subsequent to the statement of financial position date

Impact of coronavirus

As of the date of this report, we are unable to predict the duration and severity of the spread of the coronavirus and the political and economic responses thereto and, as a result, we are unable to assess with certainty its impact on our business and operations, results of operations, financial condition, cash flows and liquidity during 2021 and beyond.

Link3D

On April 9, 2021 Materialise entered into a call option agreement to acquire 100% of equity interests of US based Link3D Inc., an additive workflow and manufacturing execution systems (MES) company. An acquisition would extend Materialise’s ability to help companies gain control of their manufacturing floor as they scale up their additive manufacturing (AM) capability into volume production and would allow Materialise to accelerate its roadmap to offer cloud-based access to its integrated software platform. An acquisition would also broaden Materialise’s industrial customer base across North America, Europe and Asia Pacific, and offer Link3D customers a seamless connection to Materialise’s Magics 3D print suite.

Under the terms of the agreement, the call option purchase price amounts to US$ 2 million. The call option can be exercised during the month of November of 2021. The call option exercise price in exchange for the 100% of the Link3D equity interests, equals the maximum amount of US$ 33.50 million against which the call option purchase price of US$ 2 million will be credited. In case Materialise elects not to exercise the call option, the option purchase price is not reimbursable.

On February 4, 2021 Materialise and Link3D entered into a Working Capital Loan Agreement pursuant to which Materialise loaned an aggregated amount of US$ 0.7 million to Link3D in the first quarter of 2021.

Simultaneously, to the call option agreement, Materialise and Link3D entered in an interim loan agreement, allowing Link3D to borrow additional funds up to US$ 1.8 million.

Ditto

Materialise holds convertible note receivables versus Ditto, a US based developer of virtual eyewear try-on platforms, which was announced in September 2020. We collaborate with Ditto to advance the digital transformation in the eyewear industry. In the frame of this collaboration, we have granted a convertible loan facility, carrying a capitalizing interest of 8%, to Ditto as disclosed under Note 10, of which Ditto drew K€ 2,892 as of December 31, 2020.

Because the business objectives that were defined as a condition for Ditto to continue to draw under the facility were no longer met in 2021, we decided in April 2021 to only extend a portion of the remaining amount that was available under the credit facility to Ditto. We estimate that, as a result of the combination of the lower than forecasted revenues and the unavailability of the remaining credit facility, Ditto may need additional funding to finance its operations and we currently have no clear visibility as to whether Ditto will be able to access suchadditional financing. As a result, uncertainty has arisen about Ditto’s capacity to reimburse the loan according to the terms of our agreement with them. Therefore, an impairment has been accounted for in the course of 2021 on our outstanding loan to Ditto including capitalized interest and 2021 fundings for a total amount of K€3,790. The amount includes the traches granted as per April 8, 2021. This impairment from an accounting perspective does not impact our continuing belief in the technology platform that Ditto has built and in the potential of the collaboration between Ditto and Materialise.